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Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-K of TechniScan, Inc. for the year ended December 31, 2009, I, Steven K. Passey, Chief Financial Officer of TechniScan, Inc., hereby certify pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  1.
  such Form 10-K for the year ended December 31, 2009 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in such Form 10-K for the year ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of TechniScan, Inc.

/s/ STEVEN K. PASSEY Steven K. Passey Chief Financial Officer
Date: March 19, 2010

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CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350